UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 9, 2005

Cardinal Health, Inc.

(Exact Name of Registrant as Specified in its Charter)

Ohio
(State or Other Jurisdiction of Incorporation)

1-11373 (Commission File Number)	31-0958666 (IRS Employer Identification Number)

7000 Cardinal Place, Dublin, Ohio 43017
(Address of Principal Executive Offices, Including Zip Code)

(614) 757-5000
(Registrant’s Telephone Number, Including Area Code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

      As previously announced, Jim Hinrichs, Vice President of Investor Relations of Cardinal Health, Inc. (the “Company”), is scheduled to address investors at the Raymond James 26th Annual Institutional Investors Conference Wednesday, March 9 at 8:40 a.m. eastern standard time. Mr. Hinrichs will discuss the Company’s diverse products and services, its performance, including fiscal 2005 financial performance, and its strategies for continued growth. Mr. Hinrichs’ remarks and slide presentation will be webcast live at www.wsw.com/webcast/rjii05/cah/. An archive of the webcast will be available through the same link for 90 days. The Company is furnishing Mr. Hinrichs’ slide presentation for the conference as an exhibit to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.01	Information released by the Company on March 9, 2005, and furnished under this Current Report.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc. (Registrant)
Date: March 9, 2005	By:	/s/ J. Michael Losh
		Name:	J. Michael Losh
		Title:	Chief Financial Officer

EXHIBIT INDEX

99.01	Information released by the Company on March 9, 2005, and furnished under this Current Report.